THE CHINA-U.S. GROWTH FUND

    SUPPLEMENT DATED MARCH 9, 2005 TO THE PROSPECTUS DATED FEBRUARY 18, 2005


This supplement amends the Prospectus, as described below, for The China-U.S. Growth Fund (the "Fund").

1. The text within the first asterisk footnote under the table captioned "Fees and Expenses" on page 6 is deleted and replaced with the following:

         Shareholders of record as of January 21, 2005 that had purchased Fund shares by contacting the Fund directly, for which Fred Alger & Company, Incorporated is the shareholder's dealer of record, may continue to purchase Class A shares for their accounts existing as of January 21, 2005 at net asset value without sales charge.


2. The first paragraph under the caption "Classes of Fund Shares" on page 14 of the Prospectus is deleted and replaced with the following:

         The Fund offers one class of shares, Class A, with a front-end sales charge that may be waived under certain circumstances. See "Waivers of Sales Charges" in the Fund's Statement of Additional Information for details. Shareholders of record as of January 21, 2005 that had purchased Fund shares by contacting the Fund directly, for which Fred Alger & Company, Incorporated is the shareholder's dealer of record, may continue to purchase Class A shares for their accounts existing as of January 21, 2005 at net asset value without sales charge.



PSP SUPP 03-09-05  CHINA


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                           THE CHINA-U.S. GROWTH FUND


         SUPPLEMENT   DATED  MARCH  9,  2005  TO  THE  STATEMENT  OF  ADDITIONAL
INFORMATION DATED FEBRUARY 18, 2005


This supplement amends the Statement of Additional Information ("SAI"), as described below, for The China-U.S. Growth Fund (the "Fund").


1. The first paragraph under the caption "Contingent Deferred Sales Charge" on page 13 is deleted and replaced with the following:

         Certain Class A Shares are subject to a CDSC. Class A Shares purchased in an amount of $1 million or more which have not been subject to the Class A initial sales charge and which have not been held for a full year are subject to a CDSC of 1% at the time of redemption. Waivers of the CDSC are discussed under "Waivers of Sales Charges," below, on page 14.


2. Item (11) under the caption "Waivers of Sales Charges" on page 14 is deleted and replaced, as follows:

         WAIVERS OF SALES CHARGES

         No initial sales charge or contingent  deferred  sales charge (CDSC) is imposed on  purchase or  redemptions  . . . . (11) by  shareholders  of record as of January 21, 2005 that had purchased Fund shares by contacting the Fund directly, for which Fred Alger & Company, Incorporated is the shareholder's dealer of record.








SAI SUPP 03-09-05 CHINA